UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2006

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 10, 2006, KANA Software, Inc. (“KANA”) issued a press release announcing certain preliminary financial results and certain other preliminary information regarding total revenues and license revenues for the second quarter ended June 30, 2006.

On July 7, 2006, KANA issued a press release announcing the total revenues and license revenues for the quarter ended September 30, 2005, quarter ended December 31, 2005 and fiscal year ended December 31, 2005, as well as the filing of KANA’s Form 10-Q for the quarter ended September 30, 2005 and Form 10-K for the fiscal year ended December 31, 2005.

On June 12, 2006, KANA issued a press release announcing the total revenues and license revenues for the quarter ended June 30, 2005, as well as the filing of KANA’s Form 10-Q for the quarter ended June 30, 2005.

These press releases are being furnished as Exhibit 99.01, Exhibit 99.02 and Exhibit 99.03 to this Current Report on Form 8-K and are incorporated herein by this reference.

The information in this report, including the exhibits hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of KANA under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.01	Press release, dated July 10, 2006.
99.02	Press release, dated July 7, 2006.
99.03	Press release, dated June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John M. Thompson John M. Thompson Chief Financial Officer

Date: July 11, 2006

EXHIBIT INDEX

Number	Description

99.01	Press release, dated July 10, 2006.

99.02	Press release, dated July 7, 2006.

99.03	Press release, dated June 12, 2006.